Exhibit 32.1

AMENDED CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amended Quarterly Report on Form 10-Q/A of Summit Networks Inc. (the “Company”) for the period ended June 30, 2022, as filed with the Securities and Exchange Commission (the “Report”), I, Shuhua Liu, Chief Executive Officer and Director of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.

To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: August 17, 2022	By:	/s/Shuhua Liu
Shuhua Liu
Chief Executive Officer and Director
(Principal Executive Officer)